                                                                   EXHIBIT 10.19



                   THIRD AMENDMENT TO THE SECOND AMENDED AND
                       RESTATED CONTINGENT MULTICURRENCY
                       NOTE PURCHASE COMMITMENT AGREEMENT


         THIS AMENDMENT (this "Amendment"), dated as of August 13, 1999, is made to the Second Amended and Restated Contingent Multicurrency Note Purchase Commitment Agreement, dated as of January 15, 1998 (as heretofore or hereafter amended, modified or supplemented from time to time and in effect, the ("Agreement"), between Storage Technology Corporation ("Borrower") and Bank of America, N.A. (formerly Bank of America National Trust and Savings Association) ("BofA"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms by the Agreement.

         WHEREAS, Borrower and BofA desire to amend and supplement the Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE I
                             AMENDMENTS TO AGREEMENT


         Section 1.1 Amendment to Definition of "Scheduled Termination Date".
Section 1.08(a) of the Agreement is hereby amended to change the Scheduled Termination Date set forth therein to January 10, 2001.

         Section 1.2 Amendment to Section 6.01(h)(i)(D). Section 6.01(h)(i)(D) of the Agreement is hereby amended and restated to read in its entirety as follows:

                  "(D) deliver to BofA such consents as may be required under the Bank Credit Agreement and Bank Revolver (and all other agreements or instruments affecting the Borrower) to the delivery of such Collateral Account Agreement and collateral; and"

         Section 1.3 Amendment to Section 6.01 (h)(ii)(A). Section 6.01
(h)(ii)(A) of the Agreement is hereby amended and restated to read in its entirety as follows:

                 "(A) on such Purchase Date, after giving effect to any payment of Purchase Price and any payment of principal and interest on any outstanding Notes on such Purchase Date, the Aggregate Purchase Price does not exceed $90,000,000;"

         Section 1.4 Amendment to Section 6.01(h)(iii)(B). Section 6.01(h)(iii)(B) of the Agreement is hereby amended and restated to read in its entirety as follows:

                  "(B) the term "Available Revolver Amount" means, with respect to the last day of any Fiscal Quarter, the sum, as set forth in the most recent Compliance Certificate as of such last day which was delivered pursuant to Section 6.01(g)(vii), of (I) the excess of (x) the net of all lender commitments under the Bank Credit Agreement as of the last day of such Fiscal Quarter, over (y) the sum of (1) the outstanding principal amount of all loans, advances and outstanding letter of credit reimbursement obligations under the Bank Credit Agreement as of the last day of such Fiscal Quarter, plus (2) the aggregate outstanding face amount of all letters of credit under the Bank Credit Agreement as of the last day of such Fiscal Quarter, and
         (II) the excess of (x) the net of all lender commitments under the Bank Revolver as of the last day of such Fiscal Quarter, over (y) the outstanding principal amount of all loans, advances and other extensions of credit to the Borrower under the Bank Revolver as of the last day of such Fiscal Quarter."

         Section 1.5 Amendment to Schedule I. Schedule I to the Agreement is hereby amended by inserting the following definition in its alphabetically determined place:

         "'Bank Revolver' means the Credit Agreement, dated as of January 14, 1999, among the Borrower, Bank of America National Trust and Savings Association, as Agent, and the other financial institutions party thereto, as amended and supplemented or otherwise modified from time to time, and any restatement, renewal or replacement thereof."

         Section 1.6 Amendment to Schedule II. Schedule II to the Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A attached hereto.

         Section 1.7 Amendment to Exhibit 5.0l(d) Exhibit 5.01(d) to the Agreement is hereby amended and restated in its entirety as follows:

         "(d) Litigation. There is no action, suit or proceeding pending or, to the best of Borrower's knowledge, threatened in any court or a governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (i) except as set forth in the most recent report delivered by Borrower to BofA pursuant to Section 6.01(g)(vi) relating to Borrower or any of its Subsidiaries or any of the properties of Borrower or any of its Subsidiaries and that, if adversely determined, could create a Material Adverse Effect, or (ii) that relates to any aspect of the transactions contemplated by this Agreement"."

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         Section 2.1 Representations and Warranties. Borrower hereby represents and warrants to BofA that:


                  (a) Representations and Warranties. The representations and warranties of Borrower contained in the Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date, and

                  (b) No Termination Event. Both before and after giving effect to this Amendment, no event shall exist that constitutes a Termination Event or an Unmatured Termination Event.


                                  ARTICLE III
                                 MISCELLANEOUS

         Section 3.1 Agreement Document Pursuant to Agreement. This Amendment is an Agreement Document executed pursuant to the Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Agreement.

         Section 3.2 Successors. Transferees and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees and assigns.

         Section 3.3 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall be taken together as one agreement.

         Section 3.4 Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

         Section 3.5 Reaffirmation of Agreement. As amended and supplemented by this Amendment, the Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed in all respects. From and after the date hereof, all references to the Agreement in any agreement, instrument or document shall be references to the Agreement as amended and supplemented hereby.

         Section 3.6 Headings. The various captions in this Amendment are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Amendment.

         Section 3.7 Complete Agreement. The Agreement (including this Amendment and the Exhibits and Schedules to the Agreement and this Amendment) and the other Agreement Documents contain the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and supersedes all prior arrangements or understandings with respect thereto.

         Section 3.8 Severability. Whenever possible, each provision of this Amendment will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment, except to the extent that such prohibition or invalidity would constitute a material change in the terms of this Amendment taken as a whole.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                 STORAGE TECHNOLOGY CORPORATION

                                 By:
                                    -------------------------------------------

                                 Name:
                                      -----------------------------------------

                                 Title:
                                       ----------------------------------------




                                 BANK OF AMERICA, N.A. (formerly Bank of
                                 America National Trust and Savings Association)


                                 By:
                                    -------------------------------------------

                                 Name:
                                      -----------------------------------------

                                 Title:
                                       ----------------------------------------